                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15 (d) OF THE
                         SECURITES EXCHANGE ACT of 1934
                                  July 7, 2003
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               (Date of Report -- date of earliest event reported)

                          FIRST ALBANY COMPANIES INC.
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            (Exact name of registrant as specified in its charter)

         New York                    0-14140                  22-265580
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(State of Other Jurisdiction      (Commission File          (IRS Employer
   of Incorporation)                 Number)              Identification No.)

   30 South Pearl Street, Albany, New York                 12207
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   (Address of Principal Executive Offices)              (Zip Code)

                                 (518) 447-8500

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 11.   TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS
As required by Section 306 of the Sarbanes-Oxley Act and Section 245.104 of the Securities and Exchange Commission's Regulation BTR, the Registrant is sending a formal notice of blackout period to its executive officers and directors, a copy of which is furnished as Exhibit 99 to this report. On June 27, 2003 the Registrant received the notice required by section 101 (i)(2)(E) of the Employment Retirement Income Security Act of 1974.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIRST ALBANY COMPANIES INC.

DATED:  July 7, 2003           By:
                                 ------------------------------------------
                               Name:   Alan P. Goldberg
                               Title:  President and Co-Chief Executive Officer

                        FORMAL NOTICE OF BLACKOUT PERIOD
                                    UNDER THE
                       FIRST ALBANY CORPORATION EMPLOYEES'
                          RETIREMENT AND SAVINGS PLAN
     (AS REQUIRED UNDER SECTION 306(A)(6) OF THE SARBANES-OXLEY ACT OF 2002)

To:       All Executive Officers and Directors of First Albany Companies Inc.


From:     First Albany Companies Inc.

Date:     July 7, 2003


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REASON FOR BLACKOUT PERIOD


The First Albany Corporation Employees' Retirement and Savings Plan (the "Plan") will be changing service providers (including custodial and trustee services). The new service provider for the Plan will be Invesmart, Inc.

As part of this transition to Invesmart, all Plan accounts will be transferred out of First Albany. When the transfer takes place, it is important that there are no outstanding transactions in any Plan accounts. To ensure that there are no such pending transactions in Plan accounts, there must be restricted activity within all Plan accounts for a limited period of time. The period during which there will be restricted activity under the Plan is called a "blackout period".

LENGTH OF BLACKOUT PERIOD

The blackout period for the Plan is expected to begin on July 28, 2003 and end on or before August 31, 2003.

PLAN TRANSACTIONS AFFECTED DURING BLACKOUT PERIOD

During the blackout period, Plan participants and beneficiaries will be unable to:

* obtain a distribution or withdrawal(including hardships) from the Plan beginning on Monday, July 28, 2003
* obtain a QDRO (Qualified Domestic Relations Order) distribution beginning on Monday, July 28, 2003
* obtain a loan from the Plan beginning on Monday, July 28, 2003
* make a change to a deferral election beginning on Monday, July 28, 2003
* direct or diversify investments (i.e., make any purchases or sales in individual Plan accounts)beginning on Wednesday, July 30, 2003
* make a transfer out of the Plan beginning on Wednesday, July 30, 2003

Company Securities IMPACTED BY BLACKOUT PERIOD

Because Plan participants and beneficiaries will be unable to make any purchases or sales of First Albany Companies Inc. common stock, par value $.01 per share ("Company Stock") in their Plan accounts during the blackout period, the executive officers and directors of First Albany Companies Inc. will be subject to the trading restrictions on Company Stock imposed under Section 306(a) of the Sarbanes-Oxley Act of 2002 for the duration of the blackout period.

WHO TO CONTACT

If you have any questions concerning this Notice please contact:


                 Stephen P. Wink, General Counsel and Secretary
                           First Albany Companies Inc.
                              30 South Pearl Street
                                Albany, NY 12207
                          Phone Number: (518) 447-7907